UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014

ZAZA ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35432	45-2986089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney Street, Suite 2800 Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

(713) 595-1900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2014, ZaZa Energy Corporation (the “Company”) entered into an At-The-Market Issuance Sales Agreement with MLV & Co. LLC (“MLV”) relating to the offering from time to time of shares of the Company’s common stock, par value $0.01 (“Common Stock”) (such agreement, the “Sales Agreement”).  The offering of such shares is registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-192257), and is being made pursuant to a prospectus dated February 14, 2014, as supplemented by a prospectus supplement dated March 31, 2014, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act.

Under the Sales Agreement, sales of shares of Common Stock, if any, may be made by any method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415 under the Securities Act, which includes sales made directly on the NASDAQ Capital Market, on any other existing trading market for Common Stock or to or through a market maker, or in privately negotiated transactions, subject to the Company’s approval.  MLV will make all sales using commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, on terms mutually agreeable to MLV and the Company.  Either the Company or MLV may suspend the offering of Common Stock upon notice to the other and subject to other conditions.

Pursuant to the Sales Agreement, the commission to MLV for sales of Common Stock will be 3% of the gross proceeds from each sale of shares.  The Company has agreed to provide indemnification and contribution to MLV against certain liabilities, including liabilities under the Securities Act.

The description of the Sales Agreement in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

Item 2.02 Results of Operations and Financial Condition.

On March 31, 2014, the Company issued a press release providing its financial results for the year ended December 31, 2013 and announcing that it will hold a conference call discussing those results.  The March 31, 2014 press release is furnished herewith as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

5.1	Opinion of Sidley Austin LLP
10.1	At-The-Market Issuance Sales Agreement, dated as of March 31, 2014, by and between ZaZa Energy Corporation and MLV & Co. LLC
23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)
99.1	Press Release dated March 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2014

ZaZa Energy Corporation

By:	/s/ Todd A. Brooks
Todd A. Brooks
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Sidley Austin LLP
10.1	At-The-Market Issuance Sales Agreement, dated as of March 31, 2014, by and between ZaZa Energy Corporation and MLV & Co. LLC
23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)
99.1	Press Release dated March 31, 2014